SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

LARSCOM INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-12491	94-2362692

(Commission File No.)	(IRS Employer Identification Number)

1845 McCandless Drive
Milpitas, California 95035

(Address of principal executive offices)

(408) 941-4000

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press Release of Registrant, dated April 24, 2003, reporting Larscom Incorporated (“Registrant”) first quarter results for period ending March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE (furnished pursuant to Item 12 “Results of Operations and Financial Condition”)

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 — Results of Operations and Financial Condition. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On April 24, 2003, the Registrant reported its first quarter results for the period ending March 31, 2003 and conducted a public-available conference call discussing those results. A copy of the press release issued by the Registrant on April 24, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	LARSCOM INCORPORATED

	By:	/s/ Donald W. Morgan Donald W. Morgan Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release